SIXTH AMENDMENT TO CREDIT AGREEMENT

SIXTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of October 25, 2004, among AMERISTAR CASINOS, INC., a Nevada corporation (the “Borrower”), the various lenders party to the Credit Agreement referred to below (the “Lenders”) and DEUTSCHE BANK TRUST COMPANY AMERICAS (f/k/a Bankers Trust Company), as Administrative Agent (all capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement as defined below).

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders, the Administrative Agent and the other agents party thereto are party to a Credit Agreement, dated as of December 20, 2000, as subsequently amended, modified or supplemented by the First Amendment thereto dated as of January 30, 2001, the Second Amendment thereto dated as of May 31, 2002, the Third Amendment thereto dated as of November 22, 2002, the Fourth Amendment thereto dated as of December 19, 2003 and the Fifth Amendment thereto dated as of February 27, 2004 (the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Lenders agree to certain amendments to the Credit Agreement; and

WHEREAS, the Borrower and the Lenders wish to amend the Credit Agreement as provided herein;

NOW, THEREFORE, it is agreed:

I. Amendments to Credit Agreement.

1. Section 1.14(a)(iv) of the Credit Agreement is hereby amended by (a) deleting the word “and” appearing at the end of clause (x) therein and inserting a comma, “,”, in lieu thereof, (b) inserting the text “(other than Incremental Commitments in respect of Term Loans, the proceeds of which will be utilized to finance the Black Hawk Acquisition)” immediately following the text “150,000,000” and (c) inserting the following new clause (z) immediately following clause (y) appearing therein “(z) in connection with Incremental Commitments in respect of Term Loans, the proceeds of which will be utilized to finance the Black Hawk Acquisition, $115,000,000”.

2. Section 8.12(a)(v) of the Credit Agreement is hereby amended by inserting the text “(excluding the Maximum Permitted Consideration paid in connection with the Black Hawk Acquisition)” immediately prior to the semicolon appearing in said Section.

3. Section 11 of the Credit Agreement is hereby further amended by inserting in the appropriate alphabetical order the following new definitions:

“Black Hawk Acquisition” shall mean the acquisition by the Borrower and/or a Wholly-Owned Subsidiary on or prior to January 31, 2005 of substantially all of the assets of Mountain High Casino in Black Hawk, Colorado pursuant to the Asset Purchase Agreement, dated as of May 28, 2004, and amended by the Amendment to the Purchase Agreement, dated as of August 3, 2004, by and between Windsor Woodmont Black Hawk Resort Corp. and the Borrower and as such Asset Purchase Agreement may be further amended, modified or supplemented with the prior written consent of the Administrative Agent; provided that all conditions precedent to such acquisition shall have been satisfied and not waived without the prior written consent of the Administrative Agent.

II. Miscellaneous Provisions

1. The Borrower hereby represents and warrants that (i) no Default or Event of Default exists as of the Sixth Amendment Effective Date (as defined below) both before and after giving effect to this Amendment and (ii) on the Sixth Amendment Effective Date, both before and after giving effect to this Amendment, all representations and warranties (other than those representations made as of a specified date) contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects.

2. This Amendment shall become effective on the date (the “Sixth Amendment Effective Date”) when the Borrower, each other Credit Party and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036, Attention: May Yip-Daniels (facsimile number 212-354-8113). Unless the Administrative Agent has received actual notice from any Lender that the conditions contained above have not been met with satisfaction, upon the satisfaction of the condition described in the immediately preceding sentence and upon the Administrative Agent’s good faith determination that the other conditions described above have been met, the Sixth Amendment Effective Date shall be deemed to have occurred, regardless of any subsequent determination that one or more of the conditions thereto had not been met (although the occurrence of the Sixth Amendment Effective Date shall not release the Borrower from any liability for failure to satisfy one or more of the applicable conditions specified above).

3. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

4. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

5. By executing and delivering a copy hereof, each Credit Party hereby agrees that all Loans shall be fully guaranteed pursuant to the Subsidiary Guaranty in accordance with the terms and provisions thereof and shall be fully secured pursuant to the Security Documents.

6. From and after the Sixth Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

7. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

* * *

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

AMERISTAR CASINOS, INC.
By: /s/ Thomas Steinbauer
Title: Senior Vice President & Chief Financial Officer

AMERISTAR CASINO VICKSBURG, INC.,
AMERISTAR CASINO COUNCIL BLUFFS, INC.,
CACTUS PETE’S, INC.,
A.C. FOOD SERVICES, INC.,
AMERISTAR CASINO ST. LOUIS, INC.,
AMERISTAR CASINO KANSAS CITY, INC.,
AMERISTAR CASINO ST. CHARLES, INC.,
AMERISTAR CASINO LAS VEGAS, INC.
RICHMOND STREET DEVELOPMENT, INC.
AMERISTAR CASINO BLACK HAWK, INC.

By: /s/ Peter C. Walsh
Title: Vice President

DEUTSCHE BANK TRUST COMPANY AMERICAS
(f/k/a Bankers Trust Company),
Individually and as Administrative Agent
By: /s/ Stephen P. Lamham
Title: Director

SIGNATURE PAGE TO THE SIXTH AMENDMENT DATED AS OF OCTOBER 25, 2004, TO THE CREDIT AGREEMENT DATED AS OF DECEMBER 20, 2000, AMONG AMERISTAR CASINOS, INC., A NEVADA CORPORATION, THE VARIOUS LENDERS PARTY TO THE CREDIT AGREEMENT REFERRED TO ABOVE, WELLS FARGO BANK, N.A., AS CO-ARRANGER AND SYNDICATION AGENT, BEAR STEARNS CORPORATE LENDING INC., AS DOCUMENTATION AGENT, DEUTSCHE BANK SECURITIES INC., AS LEAD ARRANGER AND SOLE BOOK MANAGER AND DEUTSCHE BANK TRUST COMPANY AMERICAS (F.K.A BANKERS TRUST COMPANY), AS ADMINISTRATIVE AGENT

LANDMARK CDO, LTD.
Aladdin Asset Management

By: /s/ Arika Lakhmi
Title: Authorized Signatory

AMERICAN EXPRESS CERTIFICATE COMPANY
By: American Express Asset Management Group as Collateral Manager

By: /s/ Yvonne Stevens
Title: Senior Managing Director

CENTURION CDO II, LTD.
By: American Express Asset Management Group, Inc. as Collateral Manager

By: /s/ Robin C. Stancil
Title: Supervisor Fixed Income Support Team

CENTURION CDO III, LTD.
By: American Express Asset Management Group Inc. as Collateral Manager

By: /s/ Robin C. Stancil
Title: Supervisor Fixed Income Support Team

CENTURION CDO vi, LTD.
By: American Express Asset Management Group as Collateral Manager

By: /s/ Robin C. Stancil
Title: Supervisor Fixed Income Support Team

CENTURION CDO VII, LTD.
By: American Express Asset Management Group, Inc. as Collateral Manager

By: /s/ Robin C. Stancil
Title: Supervisor Fixed Income Support Team

IDS LIFE INSURANCE COMPANY
By: American Express Asset Management Group, Inc. as Collateral Manager

By: /s/ Yvonne Stevens
Title: Senior Managing Director

SEQUILS-CENTURION v, LTD.
By: American Express Asset Management Group, Inc. as Collateral Manager

By: /s/ Robin C. Stancil
Title: Supervisor Fixed Income Support Team

KZH CYPRESSTRESS-1 LLC

By: /s/ Joyce Fraser-Bryant
Title: Authorized Agent
KZH STERLING LLC

By: /s/ Joyce Fraser-Bryant
Title: Authorized Agent

AMMC CDO I, LIMITED
By: American Money Management Corp., as Collateral Manager

By: /s/ Chester M. Eng
Title: Senior Vice President

AMMC CDO II, LIMITED
By: American Money Management Corp., as Collateral Manager

By: /s/ Chester M. Eng
Title: Senior Vice President

AMMC CDO III, LIMITED
By: American Money Management Corp., as Collateral Manager

By: /s/ Chester M. Eng
Title: Senior Vice President

MAPLEWOOD (CAYMAN) LIMITED
By: Babson Capital Management LLC under delegate authority from Massachusetts Mutual Life Insurance Company as Investment Manager

By: /s/ Adrienne Musgnug
Title: Managing Director

ELF (CAYMAN) LTD.CDO SERIES 1999-1 SEABOARD CLO 2000 LTD SUFFIELD CLO, LIMITED
By: Babson Capital Management LLC, as Collateral Manager

By: /s/ Adrienne Musgnug
Title: Managing Director

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
By: Babson Capital Management LLC, under as Investment Adviser

By: /s/ Adrienne Musgnug
Title: Managing Director

BILL & MELINDA GATES FOUNDATION
By: Babson Capital Management LLC, under as Investment Adviser

By: /s/ Adrienne Musgnug
Title: Managing Director

BANK OF SCOTLAND

By: /s/ Amena Nabi
Title: Assistant Vice President

BEAR STEARNS CORPORATE LENDING

By: /s/ Victor Bulzacchelli
Title: Authorized Signatory

MAGNETITE ASSET INVESTORS I, L.L.C.
MAGNETITE ASSET INVESTORS III, L.L.C.
MAGNETITE IV CLO, LIMITED
SENIOR LOAN FUND

By: /s/ Tom Caldwell
Title: Authorized Signatory

BLUE SQUARE FUNDING limited series 3, as Lender

By: /s/ Edward Schaffer
Title: Vice President

CARLYLE HIGH YIELD PARTNERS, L.P.

By: /s/ Linda Pace
Title: Managing Director

CARLYLE HIGH YIELD PARTNERS II, LTD.

By: /s/ Linda Pace
Title: Managing Director

CARLYLE HIGH YIELD PARTNERS III, LTD.

By: /s/ Linda Pace
Title: Managing Director

CARLYLE HIGH YIELD PARTNERS IV, LTD.

By: /s/ Linda Pace
Title: Managing Director

LCM I LIMITED PARTNERSHIP
By: Lyon Capital Management LLC, as Collateral Manager

By: /s/ Alexander K. Kenna
Title: Portfolio Manager

BRYN MAWR CLO, LTD.
By: Deerfield Capital Management LLC, as its Collateral Manager

By: /s/ Matt Stouffer
Title: Senior Vice President

FOREST CREEK CLO, LTD.
By: Deerfield Capital Management LLC, as its Collateral Manager

By: /s/ Matt Stouffer
Title: Senior Vice President

LONG GROVE CLO, LIMITED
By: Deerfield Capital Management LLC, as its Collateral Manager

By: /s/ Matt Stouffer
Title: Senior Vice President

ROSEMONT CLO, LTD.
By: Deerfield Capital Management LLC, as its Collateral Manager

By: /s/ Matt Stouffer
Title: Senior Vice President

MUIRFIELD TRADING LLC

By: /s/ Diana M. Himes
Title: Assistant Vice President

SEQUILS-CUMBERLAND I, LTD.
By: Deerfield Capital Management LLC, as its Collateral Manager

By: /s/ Matt Stouffer
Title: Senior Vice President

BIG SKY SENIOR LOAN FUND, LTD.
By: Eaton Vance Management as Investment Advisor

By: /s/ Michael B. Botthof
Title: Vice President
TOLLI & CO.
By: Eaton Vance Management as Investment Advisor

By: /s/ Michael B. Botthof
Title: Vice President

EATON VANCE CDO III, LTD.
By: Eaton Vance Management as Investment Advisor

By: /s/ Michael B. Botthof
Title: Vice President

COSTANTINUS EATON VANCE CDO V, LTD.
By: Eaton Vance Management as Investment Advisor

By: /s/ Michael B. Botthof
Title: Vice President

EATON VANCE CDO VI, LTD.
By: Eaton Vance Management as Investment Advisor

By: /s/ Michael B. Botthof
Title: Vice President

GRAYSON & CO.
By: Boston Management and Research as Investment Advisor

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND
By: Eaton Vance Management as Investment Advisor

By: /s/ Michael B. Botthof
Title: Vice President

EATON VANCE LIMITED DURATION INCOME FUND
By: Eaton Vance Management as Investment Advisor

By: /s/ Michael B. Botthof
Title: Vice President

OXFORD STRATEGIC INCOME FUND
By: Eaton Vance Management as Investment Advisor

By: /s/ Michael B. Botthof
Title: Vice President

EATON VANCE SENIOR INCOME TRUST
By: Eaton Vance Management as Investment Advisor

By: /s/ Michael B. Botthof
Title: Vice President

SENIOR DEBT PORTFOLIO
By: Boston Management and Research as Investment Advisor

By: /s/ Michael B. Botthof
Title: Vice President

EATON VANCE VT FLOATING-RATE INCOME FUND
By: Eaton Vance Management as Investment Advisor

By: /s/ Michael B. Botthof
Title: Vice President

BALLYROCK CLO II LIMITED
By: Ballyrock Investment Advisors LLC as Collateral Manager

By: /s/ Lisa Rymut
Title: Assistant Treasurer

FIDELITY ADVISOR SERIES II: FIDELITY ADVISOR FLOATING RATE HIGH INCOME FUND

By: /s/ John H. Costello
Title: Assistant Treasurer

FRANKLIN CLO II, LIMITED

By: /s/ David Ardini
Title: Vice President

FRANKLIN FLOATING RATE TRUST

By: /s/ Richard Hsu
Title: Assistant Vice President

GENERAL ELECTRIC CAPITAL CORPORATION

By: /s/ Joseph Badini
Title: Duly Authorized Signatory

TRUMBULL THC2 LOAN FUNDING LLC
By: /s/ Janet Haack
Title: Attorney in Fact

STANDWICH LOAN FUNDING, LLC

By: /s/ Diana M. Himes
Title: Assistant Vice President

HIBERNIA NATIONAL BANK

By: /s/ Chris K. Haskew
Title: Vice President

ELF FUNDING TRUST I
By: Highland Capital Management, L.P., as Collateral Manager

By: /s/ Mark Okada
Title: Chief Investment Officer

EMERALD ORCHARD LIMITED

By: /s/ Masood Fikree
Title: Attorney in Fact

HCM US LOANS MAC 43, LTD.
By: Highland Capital Management, L.P., as attorney-in-Fact

By: /s/ Mark Okada
Title: Chief Investment Officer

HIGHLAND LOAN FUNDING V, LTD.
By: Highland Capital Management, L.P., as Collateral Manager

By: /s/ Mark Okada
Title: Chief Investment Officer

RESTORATION FUNDING CLO, LTD.
By: Highland Capital Management, L.P., as Collateral Manager

By: /s/ Mark Okada
Title: Chief Investment Officer

HIGHLAND OFFSHORE PARTNERS, L.P.
By: Highland Capital Management, L.P., as General Manager

By: /s/ Mark Okada
Title: Chief Investment Officer

HIGHLAND FLOATING RATE ADVANTAGE FUND (f.k.a. Columbia Floating Rate Advantage Fund)
By: Highland Capital Management, L.P., its Investment Advisor

By: /s/ Mark Okada
Title: Chief Investment Officer

HIGHLAND FLOATING RATE LIMITED LIABILITY COMPANY (f.k.a. .Columbia Floating Rate Limited Liability Company)
By: Highland Capital Management, L.P., its Investment Advisor

By: /s/ Mark Okada
Title: Chief Investment Officer

IKB CAPITAL CORP.

By: /s/ David Snyder
Title: President

ARCHIMEDES FUNDING III, LTD.
By: ING Capital Advisors LLC, as Collateral Manager

By: /s/ Cheryl A. Wasilewski
Title: Director

ARCHIMEDES FUNDING IV (CAYMAN), LTD.
By: ING Capital Advisors LLC, as Collateral Manager

By: /s/ Cheryl A. Wasilewski
Title: Director

ENDURANCE CLO I, LTD.
By: ING Capital Advisors LLC, as Collateral Manager

By: /s/ Cheryl A. Wasilewski
Title: Director

ORYX CLO, LTD.
By: ING Capital Advisors LLC, as Collateral Manager

By: /s/ Cheryl A. Wasilewski
Title: Director

NEMEAN CLO, LTD.
By: ING Capital Advisors LLC, as Collateral Manager

By: /s/ Cheryl A. Wasilewski
Title: Director

SEQUILS-ING I (HBDGM), LTD.
By: ING Capital Advisors LLC, as Collateral Manager

By: /s/ Cheryl A. Wasilewski
Title: Director

ML CLO XX PILGRIM AMERICA (CAYMAN) LTD.
By: ING Investments LLC as its Investments Manager

By: /s/ Jason Groom
Title: Vice President

ING PRIME RATE TRUST
By: ING Investment Management, Co. as its Investments Manager

By: /s/ Jason Groom
Title: Vice President

ING SENIOR INCOME FUND
By: ING Investment Management, Co. as its Investments Manager

By: /s/ Jason Groom
Title: Vice President

PILGRIM AMERICA HIGH INCOME INVESTMENTS LTD.
By: ING Investment, LLC as its Investments Manager

By: /s/ Jason Groom
Title: Vice President

PILGRIM CLO 1999-1 LTD.
By: ING Investment, LLC as its Investments Manager

By: /s/ Jason Groom
Title: Vice President

LONGHORN CDO (CAYMAN) LTD.
By: Merrill Lynch Investment Managers, L.P. as its Investments Manager

By: /s/ Jaimin Patel
Title: Authorized Signatory

MASTER SENIOR FLOATING RATE TRUST

By: /s/ Jaimin Patel
Title: Authorized Signatory

NATIONAL CITY BANK OF INDIANA

By: /s/ Jeff Dysert
Title: Vice President

NUVEEN FLOATING RATE INCOME FUND
By: Symphony Asset Management

By: /s/ Lenny Moy
Title: ?

NUVEEN SENIOR INCOME FUND
By: Symphony Asset Management

By: /s/ Lenny Moy
Title: ?

ADDISON CDO, LIMITED
By: Pacific Investment Management Company LLC, as its Investment Advisor

By: /s/ Mohan V. Phansalkar
Title: Managing Director

CAPTIVA III FINANCE LTD.
as advised by Pacific Investment Management Company LLC

By: /s/ David Dyer
Title: Director

CAPTIVA IV FINANCE LTD.
as advised by Pacific Investment Management Company LLC

By: /s/ David Dyer
Title: Director

DELANO COMPANY
By: Pacific Investment Management Company LLC, as its Investment Advisor

By: /s/ Mohan V. Phansalkar
Title: Managing Director

JISSEKIKUN FUNDING, LTD.
By: Pacific Investment Management Company LLC, as its Investment Advisor

By: /s/ Mohan V. Phansalkar
Title: Managing Director

ROYALTON COMPANY
By: Pacific Investment Management Company LLC, as its Investment Advisor

By: /s/ Mohan V. Phansalkar
Title: Managing Director

SEQUILS-MAGNUM, LTD.
By: Pacific Investment Management Company LLC, as its Investment Advisor

By: /s/ Mohan V. Phansalkar
Title: Managing Director

WAVELAND-INGOTS, LTD.
By: Pacific Investment Management Company LLC, as its Investment Advisor

By: /s/ Mohan V. Phansalkar
Title: Managing Director

WRIGLEY CDO, LTD.
By: Pacific Investment Management Company LLC, as its Investment Advisor

By: /s/ Mohan V. Phansalkar
Title: Managing Director

PPM SHADOW CREEK FUNDING LLC

By: /s/ Diana M. Himes
Title: Assistant Vice President

PPM SPYGLASS FUNDING TRUST

By: /s/ Diana M. Himes
Title: Assistant Vice President

DRYDEN VII-LEVERAGED LOAN CDO 2004
By: Prudential Investment Management, Inc., as Collateral Manager

By: /s/ B. Ross Smead
Title: Vice President

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
By: Prudential Investment Management, Inc., as Collateral Manager

By: /s/ B. Ross Smead
Title: Vice President

TORONTO DOMINION (NEW YORK), INC.

By: /s/ Masood Fikree
Title: Vice President

U.S. BANK

By: /s/ J. Andres Backstrom
Title: Vice President

VAN KAMPEN CLO I, LIMITED
By: Van Kampen Investment Advisory Corp. as Collateral Manager

By: /s/ Brad Langs
Title: Executive Director

VAN KAMPEN CLO II, LIMITED
By: Van Kampen Investment Advisory Corp. as Collateral Manager

By: /s/ Brad Langs
Title: Executive Director

VAN KAMPEN SENIOR INCOME TRUST
By: Van Kampen Investment Advisory Corp

By: /s/ Brad Langs
Title: Executive Director

CITIGROUP INSURANCE AND INVESTMENT TRUST
By: Travelers Asset Management International Company, LLC

By: /s/ Matthew J.McInerny
Title: Investment Officer

CITIGROUP INVESTMENT CORPORATE LOAN FUND INC.
By: Travelers Asset Management International Company, LLC

By: /s/ Melanie Hanlon
Title: Vice President

COLUMBUS LOAN FUNDING LTD.
By: Travelers Asset Management International Company, LLC

By: /s/ Melanie Hanlon
Title: Vice President

THE TRAVELERS INSURANCE COMPANY

By: /s/ Matthew J.McInerny
Title: Investment Officer

WACHOVIA BANK, N.A.

By: /s/ Ronald E. Schumer
Title: Director

WELLS FARGO BANK, N.A

By: /s/ Casey Potter
Title: Vice President